--------------------------------------------------------------------------------
SMALL CAP GROWTH
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Alliance Quasar
Fund

Annual Report
September 30, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
November 15, 2001

Dear Shareholder:

The following report highlights the performance and investment strategy of Alliance Quasar Fund (the "Fund") for the annual reporting period ended September 30, 2001.

Investment Objective and Policies

This open-end fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Fund emphasizes investment in small-capitalization companies in the United States and may also pursue investment opportunities outside the United States.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended September 30, 2001.

INVESTMENT RESULTS*
Periods Ended September 30, 2001

                                                            --------------------
                                                               Total Returns
                                                            --------------------
                                                            6 Months    2 Months
--------------------------------------------------------------------------------
Alliance Quasar Fund
  Class A                                                    -13.88%     -41.42%
--------------------------------------------------------------------------------
  Class B                                                    -14.22%     -41.88%
--------------------------------------------------------------------------------
  Class C                                                    -14.21%     -41.85%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                                    -15.15%     -42.59%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of September 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Fund.

      Additional investment results appear on pages 5-8.

Hurt by a challenging environment for small-cap growth stocks, the Fund declined sharply for both the six- and 12-month periods ended September 30, 2001. For the six-month period, the Fund declined 13.88%, modestly outperforming the Russell 2000 Growth Index of small-cap stocks, which declined 15.15% over the same time frame. The Fund's favorable relative performance benefited from a modest underweight in the very poorly performing technology sector and a modest overweight in health care. Strong stock selection in the consumer, technology and industrial sectors of the Fund's portfolio also contributed to


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

the Fund's outperformance over its benchmark.

The 12-month period ended September 30, 2001 marked the worst year for small-cap growth stock performance in more than two decades. Over this time frame, the Russell 2000 Growth Index of small-cap stocks declined a staggering 42.59%. The Fund also declined sharply over this time frame, giving up 41.42%. Stock selection during the period contributed favorably to the Fund's relative returns, in a uniquely challenging environment. During the 12-month period, stocks of the fastest growing companies within the growth universe--those that we normally seek to invest in--dramatically underperformed stocks in slower-growing companies.

Investment Strategy

The Fund seeks investments in faster than average growing companies that are displaying improving fundamentals and favorable earnings momentum. The Fund invests in small-capitalization companies across all major industry groups. The portfolio management team incorporates both fundamental and quantitative disciplines to identify attractive investment opportunities.

Investment Review

Small-cap growth investors faced many challenges throughout the six-month period ended September 30, 2001. The economic slowdown that began late last year gained momentum and spread to virtually every sector of the economy. Companies failed to meet already downwardly revised earnings expectations, and future forecasts were cut further. Although investors showed a willingness to look through many of these challenges early in the period, bad news coming out of second-quarter earnings reports led to another sharp leg down across the small-cap growth universe. The tragic events of September 11 only served to exacerbate what was already a difficult investment environment.

Technology stocks and energy stocks were by far the two hardest hit groups during the period, with each declining nearly 30%. Transportation and industrial related stocks, along with consumer cyclicals, also performed poorly during the period. Practically the only sectors to hold up well in the current environment have been health care, which has benefited from its defensive characteristics, and financial services, which has been bolstered by declining interest rates and very strong performance in many insurance-related stocks.

Perhaps not surprising, some of the Fund's best performing stocks during the period were in health care and financial services. On the health care front, two strong performers were Cytyc Corp., a developer of advanced diagnostic systems, and Sicor Inc., a specialty pharmaceutical company. Largely immune to the broader economic slowdown, both companies reported very strong results and have seen


--------------------------------------------------------------------------------
2 o ALLIANCE QUASAR FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

future expectations rise. Within financial services, the Fund's investments in insurance broker Arthur J. Gallagher & Co. and reinsurance company RenaissanceRe Holdings, Ltd. performed very well as investors anticipated strong future pricing following September's terrorist attacks. Finally, UCBH Holdings, Inc., a West Coast bank focused on serving Asian Americans, also benefited from continued market share gains.

In the consumer space, bookseller Barnes & Noble, Inc. benefited from stable sales trends in its traditional book business as well as growing investor enthusiasm surrounding its video game business. One technology position that managed to sidestep the sharp sell-off in technology stocks overall was Intersil Holding Corp., a manufacturer of analog and mixed signal semiconductors. Intersil's stock rose sharply as several large orders increased the likelihood of an improvement in business later this year.

Topping the list of disappointments during the period under review was Take Two Interactive Software, Inc., a New York-based publisher of entertainment software. In addition to losing access to its downtown offices for over one week following the events of September 11, the company also made a decision to rework and postpone the release of two titles whose content was deemed inappropriate given recent events. Among technology stocks that performed poorly, several of the Fund's software investments proved most disappointing. Software developers Retek, Inc. and Informatica Corp. suffered disproportionately, given their higher-than-average valuations. Finally, Matrix Pharmaceutical, Inc. fell sharply following an unfavorable ruling from the Food and Drug Administration
(FDA) concerning one of the company's key products under development.

Outlook

Despite disappointing year-to-date and third quarter performance, the small-cap market is likely to remain difficult over the near-term. Earnings expectations, already under pressure prior to the horrific events of September 11, are likely to be revised even lower as investors factor in a more severe and more protracted slowdown than originally expected. The current outlook for small-cap growth stocks is further clouded by an increasingly risk averse investor base. Looking forward, however, small-cap growth investors are likely to be rewarded for their patience, as small-cap stocks have historically tended to be market leaders coming out of periods of market adversity.

As for its current positioning, we have not made any wholesale changes to the Fund's positioning subsequent to the recent terrorist attacks. Sector allocations are largely in line with those of the Russell 2000 Growth Index, with the exception of a modest overweight in health care and an underweight in technology. On the margin, incremen-


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

tal money has been shifted away from economically sensitive stocks and into more defensive names. Cognizant of the current environment, we have also taken a more selective approach to valuations.

Thank you for your continued interest and investment in Alliance Quasar Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Bruce K. Aronow

Bruce K. Aronow
Senior Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Bruce K. Aronow

Bruce K. Aronow, portfolio manager, is the team leader of the Small-Cap Growth equity portfolio management team and has over 13 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE QUASAR FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE QUASAR FUND
GROWTH OF A $10,000 INVESTMENT
9/30/91 TO 9/30/01

Russell 2000 Growth Index: $17,185
Alliance Quasar Fund Class A: $17,072

[The following table was depicted as a mountain chart in the printed material.]

                    Alliance Quasar Fund      Russell 2000 Growth Index
-------------------------------------------------------------------------------
     9/30/91              $ 9,577                      $10,000
     9/30/92              $ 8,779                      $ 9,978
     9/30/93              $11,551                      $12,891
     9/30/94              $11,083                      $13,002
     9/30/95              $14,489                      $16,670
     9/30/96              $20,635                      $18,772
     9/30/97              $26,373                      $23,155
     9/30/98              $20,189                      $17,405
     9/30/99              $22,589                      $23,084
     9/30/00              $29,146                      $29,931
     9/30/01              $17,072                      $17,185


This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Fund Class A shares (from 9/30/91 to 9/30/01) and are based on the net asset value (NAV) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. When comparing Alliance Quasar Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Fund.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE QUASAR FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 9/30

                              [BAR CHART OMITTED]

                 Alliance Quasar Fund-Yearly Periods Ended 9/30
--------------------------------------------------------------------------------
                                Alliance                Russell 2000
                               Quasar Fund              Growth Index
--------------------------------------------------------------------------------
      9/30/92                     -8.34%                    -0.22%
      9/30/93                     31.58%                    29.18%
      9/30/94                     -4.05%                     0.88%
      9/30/95                     30.73%                    28.18%
      9/30/96                     42.42%                    12.61%
      9/30/97                     27.81%                    23.35%
      9/30/98                    -23.45%                   -24.83%
      9/30/99                     11.89%                    32.63%
      9/30/00                     29.03%                    29.66%
      9/30/01                    -41.42%                   -42.59%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Class B, Class C, and Advisor Class shares will vary due to different expenses associated with these classes.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE QUASAR FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
September 30, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($ mil): $619.3
2/12/69                 Median Market Capitalization ($ mil): $830.0
Class B Shares
9/17/90
Class C Shares
5/3/93

SECTOR BREAKDOWN

  28.5% Health Care
  21.1% Consumer Services
  20.2% Technology
   8.1% Finance                           [PIE CHART OMITTED]
   6.4% Energy
   5.1% Capital Goods
   3.2% Basic Industry
   2.3% Transportation
   2.1% Consumer Staples
   0.6% Utilities
   0.2% Aerospace & Defense

   2.2% Short-Term

All data as of September 30, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                             1 Year       -41.42%                   -43.92%
                            5 Years        -3.72%                    -4.55%
                           10 Years         5.95%                     5.49%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                             1 Year       -41.88%                   -43.95%
                            5 Years        -4.48%                    -4.48%
                           10 Years(a)      5.28%                     5.28%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                             1 Year       -41.85%                   -42.37%
                            5 Years        -4.47%                    -4.47%
                    Since Inception*        6.00%                     6.00%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund invests in small capitalization stocks which may be more volatile because these companies tend to have limited product lines, markets, or financial resources. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 5/3/93, Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
8 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
September 30, 2001

                                                                     Percent of
Company                                               Value          Net Assets
--------------------------------------------------------------------------------
CIMA Labs, Inc.                               $  16,250,625                 2.6%
--------------------------------------------------------------------------------
Iron Mountain, Inc.                              10,627,780                 1.7
--------------------------------------------------------------------------------
Cytyc Corp.                                      10,219,972                 1.7
--------------------------------------------------------------------------------
InterMune, Inc.                                  10,216,575                 1.7
--------------------------------------------------------------------------------
Priority Healthcare Corp. Cl.B                    9,892,800                 1.6
--------------------------------------------------------------------------------
THQ, Inc.                                         9,829,570                 1.6
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                 9,453,345                 1.5
--------------------------------------------------------------------------------
Semtech Corp.                                     9,294,450                 1.5
--------------------------------------------------------------------------------
Medicis Pharmaceutical Corp. Cl.A                 8,901,438                 1.4
--------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                         8,853,600                 1.4
--------------------------------------------------------------------------------
                                              $ 103,540,155                16.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended September 30, 2001

                                                --------------------------------
                                                            Shares*
                                                --------------------------------
Purchases                                        Bought        Holdings 9/30/01
--------------------------------------------------------------------------------
Albany Molecular Research, Inc.                 200,600                 200,600
--------------------------------------------------------------------------------
Electronics Boutique Holdings Corp.             274,600                 274,600
--------------------------------------------------------------------------------
Fisher Scientific International, Inc.           305,900                 305,900
--------------------------------------------------------------------------------
Galyan's Trading Co.                            350,700                 350,700
--------------------------------------------------------------------------------
Getty Images, Inc.                              340,900                 340,900
--------------------------------------------------------------------------------
Hydril Co.                                      354,600                 354,600
--------------------------------------------------------------------------------
PEC Solutions, Inc.                             432,700                 432,700
--------------------------------------------------------------------------------
Retek, Inc.                                     220,800                 220,800
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.             486,700                 486,700
--------------------------------------------------------------------------------
Ventiv Health, Inc.                             477,700                 477,700
--------------------------------------------------------------------------------

Sales                                              Sold        Holdings 9/30/01
--------------------------------------------------------------------------------
Alpharma, Inc. Cl.A                             317,400                      -0-
--------------------------------------------------------------------------------
Barnes & Noble, Inc.                            276,700                      -0-
--------------------------------------------------------------------------------
Caremark Rx, Inc.                               937,100                      -0-
--------------------------------------------------------------------------------
Cephalon, Inc.                                  177,500                      -0-
--------------------------------------------------------------------------------
Enzon, Inc.                                     146,800                      -0-
--------------------------------------------------------------------------------
Intersil Holding Corp.                          197,800                 179,500
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                      435,787                      -0-
--------------------------------------------------------------------------------
Penton Media, Inc.                              420,600                      -0-
--------------------------------------------------------------------------------
Radian Group, Inc.                              136,200                      -0-
--------------------------------------------------------------------------------
Universal Health Services, Inc. Cl.B             35,500                 129,100
--------------------------------------------------------------------------------

*     Adjusted for Stock Splits.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2001

Company                                                 Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS-97.0%

Health Care-28.3%
Biotechnology-6.7%
CV Therapeutics, Inc.(a)..........................     137,900     $   5,358,794
InterMune, Inc.(a)................................     267,100        10,216,575
Matrix Pharmaceutical, Inc.(a)....................     579,700           336,226
OSI Pharmaceuticals, Inc.(a)......................     164,300         5,339,750
The Medicines Co.(a)..............................     497,800         3,011,690
Titan Pharmaceuticals, Inc.(a)....................     279,300         1,745,625
Transkaryotic Therapies, Inc.(a)..................     118,200         3,207,948
Trimeris, Inc.(a).................................     251,200         8,817,120
United Therapeutics Corp.(a)......................     301,200         3,783,072
                                                                   -------------
                                                                      41,816,800
                                                                   -------------
Drugs-7.8%
CIMA Labs, Inc.(a)................................     267,500        16,250,625
ICN Pharmaceuticals, Inc. ........................     336,000         8,853,600
Medicis Pharmaceutical Corp. Cl.A(a)..............     178,100         8,901,438
Noven Pharmaceuticals, Inc.(a)....................     315,200         5,705,120
SICOR, Inc.(a)....................................     443,900         8,385,271
                                                                   -------------
                                                                      48,096,054
                                                                   -------------
Medical Products-7.9%
Aksys, Ltd.(a)....................................     431,900         2,181,095
Align Technology, Inc.(a).........................     727,100         1,585,078
Biosite Diagnostics, Inc.(a)......................     289,000         6,996,690
CryoLife, Inc.(a).................................      95,200         3,580,472
Cytyc Corp.(a)....................................     381,200        10,219,972
DUSA Pharmaceuticals, Inc.(a).....................     366,300         3,758,238
Fisher Scientific International, Inc.(a)..........     305,900         7,769,860
INAMED Corp.(a)...................................     244,700         4,159,900
Integra LifeSciences Holdings(a)..................     111,100         3,068,582
Novavax, Inc.(a)..................................     392,700         5,537,070
                                                                   -------------
                                                                      48,856,957
                                                                   -------------
Medical Services-5.9%
Albany Molecular Research, Inc.(a)................     200,600         4,980,898
Beverly Enterprises, Inc.(a)......................     407,600         4,157,520
LifePoint Hospitals, Inc.(a)......................     107,100         4,712,400
MedCath Corp.(a)..................................      96,000         1,550,400
Priority Healthcare Corp. Cl.B(a).................     412,200         9,892,800
Universal Health Services, Inc. Cl.B(a)...........     129,100         6,300,080
US Oncology, Inc.(a)..............................     376,000         2,801,200
Ventiv Health, Inc.(a)............................     477,700         1,939,462
                                                                   -------------
                                                                      36,334,760
                                                                   -------------
                                                                     175,104,571
                                                                   -------------
Consumer Services-20.9%
Advertising-0.6%
Getty Images, Inc.(a).............................     340,900         3,760,127
                                                                   -------------


--------------------------------------------------------------------------------
10 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Broadcasting & Cable-1.6%
Insight Communications Co., Inc.(a)...............      86,700     $   1,595,280
Mediacom Communications Corp. Cl.A(a).............     237,100         3,089,413
Sirius Satellite Radio, Inc.(a)...................     307,400         1,103,566
ValueVision International, Inc. Cl.A(a)...........     308,800         3,983,520
                                                                   -------------
                                                                       9,771,779
                                                                   -------------
Entertainment & Leisure-3.0%
Action Performance Cos., Inc.(a)..................     257,000         4,679,970
Activision, Inc.(a)...............................     168,700         4,592,014
Hot Topic, Inc.(a)................................     219,800         5,516,980
Take-Two Interactive Software, Inc.(a)............     486,700         3,440,969
                                                                   -------------
                                                                      18,229,933
                                                                   -------------
Retail - General Merchandise-6.4%
American Eagle Outfitters, Inc.(a)................     167,750         3,338,225
Electronics Boutique Holdings Corp.(a)............     274,600         7,400,470
Fred's, Inc. Cl.A.................................     200,375         5,249,825
Galyan's Trading Co.(a)...........................     350,700         3,741,969
MSC Industrial Direct Co., Inc. Cl.A(a)...........     483,800         7,706,934
THQ, Inc.(a)......................................     227,800         9,829,570
Ultimate Electronics, Inc.(a).....................     143,900         2,496,665
                                                                   -------------
                                                                      39,763,658
                                                                   -------------
Miscellaneous-9.3%
Career Education Corp.(a).........................     139,200         7,656,000
Copart, Inc.(a)...................................     263,700         7,386,237
Edison Schools, Inc. Cl.A(a)......................     211,000         3,186,100
Insight Enterprises, Inc.(a)......................     542,800         7,675,192
Iron Mountain, Inc.(a)............................     256,400        10,627,780
Optimal Robotics Corp. Cl.A (Canada)(a)...........     174,100         4,265,450
ScanSource, Inc.(a)...............................     125,300         5,612,187
SmartForce Public Ltd., Co. ADR (Ireland)(a) .....     150,700         2,465,452
Watson Wyatt & Co. Holdings Cl.A(a)...............      99,000         1,574,100
West Corp.(a).....................................     366,600         7,258,680
                                                                   -------------
                                                                      57,707,178
                                                                   -------------
                                                                     129,232,675
                                                                   -------------
Technology-20.0%
Communication Equipment-0.2%
Stanford Microdevices, Inc.(a)....................     286,100         1,270,284
                                                                   -------------

Computer Hardware/Storage-0.6%
Lantronix, Inc.(a)................................     598,700         3,652,070
                                                                   -------------

Computer Peripherals-1.2%
Advanced Energy Industries, Inc.(a)...............     143,300         2,383,079
Pericom Semiconductor Corp.(a)....................     370,800         5,154,120
                                                                   -------------
                                                                       7,537,199
                                                                   -------------
Computer Services-1.2%
PEC Solutions, Inc.(a)............................     432,700         7,373,208
                                                                   -------------


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Computer Software-2.5%
Actuate Corp.(a)..................................     548,300     $   2,297,377
Advent Software, Inc.(a)..........................      59,800         2,251,470
Informatica Corp.(a)..............................     479,600         1,894,420
MatrixOne, Inc.(a)................................     315,000         1,713,600
NetIQ Corp.(a)....................................     197,900         4,506,183
Retek, Inc.(a)....................................     220,800         2,786,496
                                                                   -------------
                                                                      15,449,546
                                                                   -------------
Contract Manufacturing-2.8%
DDI Corp.(a)......................................     548,300         4,298,672
Plexus Corp.(a)...................................     158,300         3,732,714
Semtech Corp.(a)..................................     327,500         9,294,450
                                                                   -------------
                                                                      17,325,836
                                                                   -------------
Internet Media-1.0%
EarthLink, Inc.(a)................................     399,000         6,076,770
                                                                   -------------

Networking Software-0.2%
Stratos Lightwave, Inc.(a)........................     441,000         1,521,450
                                                                   -------------

Semi-Conductor Capital Equipment-1.2%
MKS Instruments, Inc.(a)..........................     203,900         3,619,225
Varian Semiconductor Equipment Associates,
   Inc.(a)........................................     158,300         4,092,055
                                                                   -------------
                                                                       7,711,280
                                                                   -------------
Semi-Conductor Components-5.2%
Alpha Industries, Inc.(a).........................     280,100         5,425,537
ANADIGICS, Inc.(a)................................     302,300         3,688,060
ASAT Holdings, Ltd. ADR (Hong Kong)(a)............     728,100         2,002,275
Brooks Automation, Inc.(a)........................      99,400         2,643,046
Elantec Semiconductor, Inc.(a)....................     155,400         3,566,430
Intersil Holding Corp.(a).........................     179,500         5,011,640
IXYS Corp.(a).....................................     231,700         1,378,615
Micrel, Inc.(a)...................................     223,300         4,452,602
Virata Corp.(a)...................................     401,100         4,002,978
                                                                   -------------
                                                                      32,171,183
                                                                   -------------
Miscellaneous-3.9%
Aeroflex, Inc.(a).................................     629,200         6,921,200
Amphenol Corp. Cl.A(a)............................     202,600         7,040,350
Exar Corp.(a).....................................     385,200         6,663,960
Power-One, Inc.(a)................................     282,200         1,735,530
Precise Software Solutions, Ltd.(a)...............     159,100         1,758,055
                                                                   -------------
                                                                      24,119,095
                                                                   -------------
                                                                     124,207,921
                                                                   -------------
Finance-8.1%
Banking - Money Centers-1.2%
UCBH Holdings, Inc. ..............................     247,700         7,227,886
                                                                   -------------


--------------------------------------------------------------------------------
12 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Brokerage & Money Management-1.4%
Southwest Bancorporation of Texas, Inc.(a)........     287,500     $   8,553,125
                                                                   -------------

Insurance-4.0%
Arthur J. Gallagher & Co. ........................     213,300         7,220,205
Reinsurance Group of America, Inc. ...............     193,100         6,586,641
RenaissanceRe Holdings, Ltd. (Bermuda)............      53,200         4,730,012
StanCorp Financial Group, Inc. ...................     129,900         6,287,160
                                                                   -------------
                                                                      24,824,018
                                                                   -------------
Miscellaneous-1.5%
Investors Financial Services Corp. ...............      84,700         4,882,108
The InterCept Group, Inc.(a)......................     134,300         4,492,335
                                                                   -------------
                                                                       9,374,443
                                                                   -------------
                                                                      49,979,472
                                                                   -------------
Energy-6.4%
Domestic Producers-1.1%
Newfield Exploration Co.(a).......................     241,800         7,060,560
                                                                   -------------

Oil Service-2.9%
Patterson-UTI Energy, Inc.(a).....................     363,600         4,494,096
Spinnaker Exploration Co.(a)......................     225,400         7,974,652
W-H Energy Services, Inc.(a)......................     373,700         5,254,222
                                                                   -------------
                                                                      17,722,970
                                                                   -------------
Pipelines-2.0%
Cal Dive International, Inc.(a)...................     435,100         7,248,766
Hydril Co.(a).....................................     354,600         4,939,578
                                                                   -------------
                                                                      12,188,344
                                                                   -------------
Miscellaneous-0.4%
Stone Energy Corp.(a).............................      74,900         2,411,780
                                                                   -------------
                                                                      39,383,654
                                                                   -------------
Capital Goods-5.0%
Electrical Equipment-2.2%
Cabot Microelectronics Corp.(a)...................      89,300         4,314,083
L-3 Communications Holdings, Inc.(a)..............     108,100         9,453,345
                                                                   -------------
                                                                      13,767,428
                                                                   -------------
Pollution Control-1.2%
Tetra Tech, Inc.(a)...............................     341,300         7,542,730
                                                                   -------------

Miscellaneous-1.6%
Dal-Tile International, Inc.(a)...................     423,600         6,519,204
Toll Brothers, Inc.(a)............................     111,300         3,302,271
                                                                   -------------
                                                                       9,821,475
                                                                   -------------
                                                                      31,131,633
                                                                   -------------


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------

Basic Industry-3.2%
Chemicals-2.0%
Georgia Gulf Corp. ...............................     331,600     $   5,328,812
OM Group, Inc. ...................................     122,400         6,732,000
                                                                   -------------
                                                                      12,060,812
                                                                   -------------
Paper & Forest Products-1.2%
Pactiv Corp.(a)...................................     529,600         7,673,904
                                                                   -------------
                                                                      19,734,716
                                                                   -------------
Transportation-2.3%
Air Freight-0.4%
Expeditors International of Washington, Inc.......      55,300         2,618,455
                                                                   -------------

Trucking-1.2%
Swift Transportation Co., Inc.(a).................     403,900         7,149,030
                                                                   -------------

Miscellaneous-0.7%
Tower Automotive, Inc.(a).........................     633,800         4,544,346
                                                                   -------------
                                                                      14,311,831
                                                                   -------------
Consumer Staples-2.0%
Food-1.1%
Performance Food Group Co.(a).....................     247,800         7,069,734
                                                                   -------------

Retail-Food & Drug-0.9%
Duane Reade, Inc.(a)..............................     182,400         5,472,000
                                                                   -------------
                                                                      12,541,734
                                                                   -------------
Utilities-0.6%
Miscellaneous-0.6%
FLAG Telecom Holdings, Ltd. (Bermuda)(a)..........     415,200           589,584
GT Group Telecom, Inc. Cl.B (Canada)(a)...........     404,100           286,911
Rural Cellular Corp. Cl.A(a)......................     120,000         2,916,000
                                                                   -------------
                                                                       3,792,495
                                                                   -------------
Aerospace & Defense-0.2%
Defense Electronics-0.2%
Engineered Support Systems, Inc. .................      26,000         1,224,600
                                                                   -------------

Total Common Stocks
   (cost $780,780,827)............................                   600,645,302
                                                                   -------------

SHORT-TERM INVESTMENT-2.1%
Time Deposit-2.1%
State Street Euro Dollar
   2.50%, 10/01/01
   (amortized cost $13,360,000)...................     $13,360        13,360,000
                                                                   -------------


--------------------------------------------------------------------------------
14 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                                           Value
--------------------------------------------------------------------------------

Total Investments-99.1%
   (cost $794,140,827)............................                 $ 614,005,302
Other assets less liabilities-0.9%................                     5,266,953
                                                                   -------------

Net Assets-100%...................................                 $ 619,272,255
                                                                   =============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2001

Assets
Investments in securities, at value
   (cost $794,140,827) .......................................    $ 614,005,302
Cash .........................................................              649
Collateral held for securities loaned ........................       65,056,500
Receivable for investment securities sold ....................       13,493,878
Receivable for capital stock sold ............................        1,692,995
Dividends and interest receivable ............................          253,713
                                                                  -------------
Total Assets .................................................      694,503,037
                                                                  -------------
Liabilities
Payable for collateral received on securities loaned .........       65,056,500
Payable for investment securities purchased ..................        3,925,830
Payable for capital stock redeemed ...........................        3,174,265
Advisory fee payable .........................................        1,572,131
Distribution fee payable .....................................          345,073
Accrued expenses .............................................        1,156,983
                                                                  -------------
Total liabilities ............................................       75,230,782
                                                                  -------------
Net Assets ...................................................    $ 619,272,255
                                                                  =============
Composition of Net Assets
Shares of capital stock, at par ..............................           82,010
Additional paid-in capital ...................................      990,162,861
Accumulated net investment loss ..............................             (330)
Accumulated net realized loss on
   investment transactions ...................................     (190,836,761)
Net unrealized depreciation of investments ...................     (180,135,525)
                                                                  -------------
                                                                  $ 619,272,255
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($232,456,361 / 14,306,033 shares of capital stock
   issued and outstanding) ...................................           $16.25
Sales charge--4.25% of public offering price .................              .72
                                                                         ------
Maximum offering price .......................................           $16.97
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($257,160,940 / 18,225,972 shares of capital stock
   issued and outstanding) ...................................           $14.11
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($60,925,076 / 4,313,150 shares of capital stock
   issued and outstanding) ...................................           $14.13
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($68,729,878 / 4,159,600 shares of capital stock
   issued and outstanding) ...................................           $16.52
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE QUASAR FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2001

Investment Income
Dividends (net of foreign taxes
   withheld of $3,590) .......................     $1,002,945
Interest .....................................        935,767     $   1,938,712
                                                   ----------
Expenses
Advisory fee .................................      8,485,147
Distribution fee--Class A ....................        899,143
Distribution fee--Class B ....................      3,863,059
Distribution fee--Class C ....................        941,402
Transfer agency ..............................      4,118,453
Printing .....................................        847,231
Custodian ....................................        269,964
Administrative ...............................        133,000
Registration .................................         94,609
Audit and legal ..............................         78,585
Directors' fees ..............................         28,000
Miscellaneous ................................         46,734
                                                   ----------
Total expenses ...............................                       19,805,327
                                                                  -------------
Net investment loss ..........................                      (17,866,615)
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ..............................                     (104,553,326)
Net change in unrealized appreciation/
   depreciation of investments ...............                     (368,065,304)
                                                                  -------------
Net loss on investments ......................                     (472,618,630)
                                                                  -------------
Net Decrease in Net Assets
   from Operations ...........................                    $(490,485,245)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                               Year Ended         Year Ended
                                              September 30,      September 30,
                                                  2001               2000
                                             ===============    ===============

Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................   $   (17,866,615)   $   (23,590,481)
Net realized gain (loss) on investment
   transactions ..........................      (104,553,326)       172,570,882
Net change in unrealized appreciation/
   depreciation of investments ...........      (368,065,304)       203,728,087
                                             ---------------    ---------------
Net increase (decrease) in net assets from
   operations ............................      (490,485,245)       352,708,488
Distributions to Shareholders from:
Net realized gain on investments
   Class A ...............................       (10,594,187)                -0-
   Class B ...............................       (14,207,984)                -0-
   Class C ...............................        (3,545,369)                -0-
   Advisor Class .........................        (3,070,698)                -0-
Distributions in excess of net realized
   gain on investments
   Class A ...............................       (29,171,770)                -0-
   Class B ...............................       (39,122,600)                -0-
   Class C ...............................        (9,762,403)                -0-
   Advisor Class .........................        (8,455,365)                -0-
Capital Stock Transactions
Net decrease .............................       (49,277,329)      (513,742,064)
                                             ---------------    ---------------
Total decrease ...........................      (657,692,950)      (161,033,576)
Net Assets
Beginning of period ......................     1,276,965,205      1,437,998,781
                                             ---------------    ---------------
End of period ............................   $   619,272,255    $ 1,276,965,205
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2001

NOTE A

Significant Accounting Policies

Alliance Quasar Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sales price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a net operating loss, resulted in a net decrease in accumulated net investment loss, a decrease in accumulated net realized loss, and a corresponding decrease in additional paid in capital. This reclassificiation had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $133,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 2001.

The Fund compensates Alliance Global Investor Services, Inc. (formerly, Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for


--------------------------------------------------------------------------------
20 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,518,105 for the year ended September 30, 2001.

For the year ended September 30, 2001, the Fund's expenses were reduced by $58,070 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $106,550 from the sale of Class A shares and $21,938, $764,916 and $16,315 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2001.

Brokerage commissions paid on investment transactions for the year ended September 30, 2001 amounted to $1,729,013. For the period from October 1, 2000 to October 31, 2000, $32,415 was paid to Donaldson, Lufkin, & Jenrette Securities Corp. ("DLJ") directly and none was paid to brokers utilizing the services of the Pershing Division of DLJ, affiliates of the Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to September 30, 2001, no brokerage commission was paid to SCB.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $24,527,431 and $2,026,841 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term invest-


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ments and U.S. government securities) aggregated $993,397,253 and $1,189,962,886, respectively, for the year ended September 30, 2001. There were no purchases or sales of U.S. government and government agency obligations for the year ended September 30, 2001.

At September 30, 2001, the cost of investments for federal income tax purposes was $803,677,500. Accordingly, gross unrealized appreciation of investments was $56,178,565 and gross unrealized depreciation of investments was $245,850,763, resulting in net unrealized depreciation of $189,672,198.

At September 30, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $108,609,712, all of which expires in 2009.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $72,690,376 during the fiscal year 2001. To the extent that the carryover losses are used to offset future capital gain, it is probable that gain will not be distributed to shareholders.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/Paine Webber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2001, the Fund had loaned securities with a value of $59,985,768 and received cash collateral of $65,056,500. For the year ended September 30, 2001, the Fund received fee income of $134,222 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.002 par value capital stock autho-


--------------------------------------------------------------------------------
22 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

rized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                 ----------------------------    --------------------------------
                            Shares                          Amount
                 ----------------------------    --------------------------------
                    Year Ended     Year Ended       Year Ended         Year Ended
                 September 30,  September 30,    September 30,      September 30,
                          2001           2000             2001               2000
                 ----------------------------------------------------------------
Class A
Shares sold          7,111,614     71,452,610    $ 153,464,725    $ 1,917,697,808
---------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions      1,501,955             -0-      37,278,216                 -0-
---------------------------------------------------------------------------------
Shares converted
  from Class B          70,946        121,389        1,610,077          3,274,845
---------------------------------------------------------------------------------
Shares redeemed     (9,267,139)   (78,384,306)    (201,469,898)    (2,114,290,137)
---------------------------------------------------------------------------------
Net decrease          (582,624)    (6,810,307)   $  (9,116,880)   $  (193,317,484)
=================================================================================

Class B
Shares sold          1,950,555      5,124,914    $  37,583,730    $   123,708,117
---------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions      2,268,280             -0-      49,221,600                 -0-
---------------------------------------------------------------------------------
Shares converted
  to Class A           (86,173)      (136,146)      (1,610,077)        (3,274,845)
---------------------------------------------------------------------------------
Shares redeemed     (5,919,036)   (12,548,624)    (110,669,443)      (302,334,990)
---------------------------------------------------------------------------------
Net decrease        (1,786,374)    (7,559,856)   $ (25,474,190)   $  (181,901,718)
=================================================================================

Class C
Shares sold            797,584      7,065,746    $  15,558,688    $   173,913,714
---------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions        566,471             -0-      12,309,456                 -0-
---------------------------------------------------------------------------------
Shares redeemed     (2,073,468)    (9,920,589)     (39,538,054)      (243,910,007)
---------------------------------------------------------------------------------
Net decrease          (709,413)    (2,854,843)   $ (11,669,910)   $   (69,996,293)
=================================================================================

Advisor Class
Shares sold          1,242,926      3,760,199    $  26,711,352    $   101,412,439
---------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions        438,884             -0-      11,020,368                 -0-
---------------------------------------------------------------------------------
Shares redeemed     (1,880,852)    (6,259,137)     (40,748,069)      (169,939,008)
---------------------------------------------------------------------------------
Net decrease          (199,042)    (2,498,938)   $  (3,016,349)   $   (68,526,569)
=================================================================================


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2001.


--------------------------------------------------------------------------------
24 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     ----------------------------------------------------------------------------------
                                                                          Class A
                                     ----------------------------------------------------------------------------------
                                                                  Year Ended September 30,
                                     ----------------------------------------------------------------------------------
                                         2001            2000               1999               1998               1997
                                     ----------------------------------------------------------------------------------
Net asset value,
  beginning of period .........      $  30.76        $  23.84           $  22.27           $  30.37           $  27.92
                                     ----------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment loss(a) ........          (.35)           (.38)              (.22)              (.17)              (.24)
Net realized and unrealized
  gain (loss) on investment
  transactions ................        (11.46)           7.30               2.80              (6.70)              6.80
                                     ----------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................        (11.81)           6.92               2.58              (6.87)              6.56
                                     ----------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............          (.72)             -0-             (1.01)             (1.23)             (4.11)
Distributions in excess of
  net realized gains ..........         (1.98)             -0-                -0-                -0-                -0-
                                     ----------------------------------------------------------------------------------
Total distributions ...........         (2.70)             -0-             (1.01)             (1.23)             (4.11)
                                     ==================================================================================
Net asset value,
  end of period ...............      $  16.25        $  30.76           $  23.84           $  22.27           $  30.37
                                     ==================================================================================
Total Return
Total investment return
  based on net asset
  value(b) ....................        (41.42)%         29.03%             11.89%            (23.45)%            27.81%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $232,456        $458,008           $517,289           $495,070           $402,081
Ratio to average net assets of:
  Expenses ....................          1.79%           1.68%(c)           1.69%(c)           1.61%(c)           1.67%
  Net investment loss .........         (1.58)%         (1.39)%             (.90)%             (.59)%             (.91)%
Portfolio turnover rate .......           109%            160%                91%               109%               135%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                     ----------------------------------------------------------------------------------
                                                                          Class B
                                     ----------------------------------------------------------------------------------
                                                                  Year Ended September 30,
                                     ----------------------------------------------------------------------------------
                                         2001            2000               1999               1998               1997
                                     ----------------------------------------------------------------------------------
Net asset value,
  beginning of period .........      $  27.30        $  21.32           $  20.17           $  27.83           $  26.13
                                     ----------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment loss(a) ........          (.45)           (.52)              (.37)              (.36)              (.42)
Net realized and unrealized
  gain (loss) on investment
  transactions ................        (10.04)           6.50               2.53              (6.07)              6.23
                                     ----------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................        (10.49)           5.98               2.16              (6.43)              5.81
                                     ----------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............          (.72)             -0-             (1.01)             (1.23)             (4.11)
Distributions in excess of
  net realized gains ..........         (1.98)             -0-                -0-                -0-                -0-
                                     ----------------------------------------------------------------------------------
Total distributions ...........         (2.70)             -0-             (1.01)             (1.23)             (4.11)
                                     ==================================================================================
Net asset value,
  end of period ...............      $  14.11        $  27.30           $  21.32           $  20.17           $  27.83
                                     ==================================================================================
Total Return
Total investment return
  based on net asset
  value(b) ....................        (41.88)%         28.05%             11.01%            (24.03)%            26.70%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $257,161        $546,302           $587,919           $625,147           $503,037
Ratio to average net assets of:
  Expenses ....................          2.57%           2.44%(c)           2.46%(c)           2.39%(c)           2.51%
  Net investment loss .........         (2.36)%         (2.16)%            (1.68)%            (1.36)%            (1.73)%
Portfolio turnover rate .......           109%            160%                91%               109%               135%

See footnote summary on page 29.


--------------------------------------------------------------------------------
26 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                     ----------------------------------------------------------------------------------
                                                                          Class C
                                     ----------------------------------------------------------------------------------
                                                                  Year Ended September 30,
                                     ----------------------------------------------------------------------------------
                                         2001            2000               1999               1998               1997
                                     ----------------------------------------------------------------------------------
Net asset value,
  beginning of period .........      $  27.32        $  21.34           $  20.18           $  27.85           $  26.14
                                     ----------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment loss(a) ........          (.45)           (.52)              (.36)              (.35)              (.42)
Net realized and unrealized
  gain (loss) on investment
  transactions ................        (10.04)           6.50               2.53              (6.09)              6.24
                                     ----------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................        (10.49)           5.98               2.17              (6.44)              5.82
                                     ----------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............          (.72)             -0-             (1.01)             (1.23)             (4.11)
Distributions in excess of
  net realized gains ..........         (1.98)             -0-                -0-                -0-                -0-
                                     ----------------------------------------------------------------------------------
Total distributions ...........         (2.70)             -0-             (1.01)             (1.23)             (4.11)
                                     ==================================================================================
Net asset value,
  end of period ...............      $  14.13        $  27.32           $  21.34           $  20.18           $  27.85
                                     ==================================================================================
Total Return
Total investment return
  based on net asset
  value(b) ....................        (41.85)%         28.02%             11.05%            (24.05)%            26.74%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $ 60,925        $137,242           $168,120           $182,110           $145,494
Ratio to average net assets of:
  Expenses ....................          2.56%           2.43%(c)           2.45%(c)           2.38%(c)           2.50%
  Net investment loss .........         (2.35)%         (2.12)%            (1.66)%            (1.35)%            (1.72)%
Portfolio turnover rate .......           109%            160%                91%               109%               135%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                     ----------------------------------------------------------------------------------
                                                                       Advisor Class
                                     ----------------------------------------------------------------------------------
                                                                                                            October 2,
                                                         Year Ended September 30,                           1996(d) to
                                     --------------------------------------------------------------      September 30,
                                         2001            2000               1999               1998               1997
                                     ----------------------------------------------------------------------------------
Net asset value,
  beginning of period .........      $  31.07        $  24.01           $  22.37           $  30.42           $  27.82
                                     ----------------------------------------------------------------------------------
Income from
  Investment Operations
Net investment loss(a) ........          (.29)           (.30)              (.15)              (.09)              (.17)
Net realized and unrealized
  gain (loss) on investment
  transactions ................        (11.56)           7.36               2.80              (6.73)              6.88
                                     ----------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................        (11.85)           7.06               2.65              (6.82)              6.71
                                     ----------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............          (.72)             -0-             (1.01)             (1.23)             (4.11)
Distributions in excess of
  net realized gains ..........         (1.98)             -0-                -0-                -0-                -0-
                                     ----------------------------------------------------------------------------------
Total distributions ...........         (2.70)             -0-             (1.01)             (1.23)             (4.11)
                                     ==================================================================================
Net asset value,
  end of period ...............      $  16.52        $  31.07           $  24.01           $  22.37           $  30.42
                                     ==================================================================================
Total Return
Total investment return
  based on net asset
  value(b) ....................        (41.11)%         29.40%             12.16%            (23.24)%            28.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $ 68,730        $135,414           $164,671           $175,037           $ 62,455
Ratio to average net assets of:
  Expenses ....................          1.52%           1.39%(c)           1.42%(c)           1.38%(c)           1.58%(e)
  Net investment loss .........         (1.31)%         (1.08)%             (.62)%             (.32)%             (.74)%(e)
Portfolio turnover rate .......           109%            160%                91%               109%               135%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                             Year Ended September 30,
                                         ---------------------------------
                                         2000          1999          1998
                                         ---------------------------------
      Class A                            1.67%         1.68%         1.60%
      Class B                            2.42%         2.45%         2.38%
      Class C                            2.42%         2.44%         2.37%
      Advisor Class                      1.38%         1.41%         1.37%

(d)   Commencement of distribution.

(e)   Annualized.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 29

---------------------------
REPORT OF ERNST & YOUNG LLP
       INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Quasar Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Quasar Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Quasar Fund, Inc. at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
November 9, 2001


--------------------------------------------------------------------------------
30 o ALLIANCE QUASAR FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/ or coupon. Refers to a distinct part of the market, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

small-capitalization or small-cap company

Refers to a company with a relatively small market capitalization.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 31

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
32 o ALLIANCE QUASAR FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 33

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Bruce K. Aronow, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE QUASAR FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE QUASAR FUND

Alliance Quasar Fund

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

QSRAR901